Exhibit 99.2

FULTON FINANCIAL CORPORATION

FINANCIAL HIGHLIGHTS (UNAUDITED)

dollars in thousands, except per-share data

	December 31		% Change
	2009	2008

BALANCE SHEET DATA

Total assets	$16,635,635	$16,185,106	2.8%
Loans, net of unearned income	11,972,424	12,042,620	(0.6)%
Investment securities	3,267,086	2,724,841	19.9%
Deposits	12,097,914	10,551,916	14.7%
Shareholders’ equity	1,936,482	1,859,647	4.1%

	Quarter Ended December 31		% Change	Year Ended December 31		% Change
	2009	2008		2009	2008

INCOME SUMMARY

Interest income	$194,942	$209,073	(6.8)%	$786,467	$867,494	(9.3)%
Interest expense	(58,849)	(76,732)	(23.3)%	(265,513)	(343,346)	(22.7)%

Net interest income	136,093	132,341	2.8%	520,954	524,148	(0.6)%
Provision for loan losses	(45,020)	(65,000)	(30.7)%	(190,020)	(119,626)	58.8%
Investment securities gains (losses)	(1,872)	(28,339)	93.4%	1,079	(58,241)	N/M
Gain on sale of credit card portfolio	—	—	—	—	13,910	N/A
Other income	41,157	38,750	6.2%	171,677	155,387	10.5%
Goodwill impairment	—	(90,000)	N/A	—	(90,000)	N/A
Other expenses	(100,370)	(100,874)	(0.5)%	(414,358)	(406,625)	1.9%

Income (loss) before income taxes	29,988	(113,122)	N/M	89,332	18,953	371.3%
Income tax (expense) benefit	(5,606)	11,255	N/M	(15,408)	(24,570)	(37.3)%

Net income (loss)	24,382	(101,867)	N/M	73,924	(5,617)	N/M
Preferred stock dividends and discount accretion	(5,046)	(463)	N/M	(20,169)	(463)	N/M

Net income (loss) available to common shareholders	$19,336	$(102,330)	N/M	$53,755	$(6,080)	N/M

PER COMMON SHARE:

Net income (loss):
Basic	$0.11	$(0.58)	N/M	$0.31	$(0.03)	N/M
Diluted	0.11	(0.58)	N/M	0.31	(0.03)	N/M
Cash dividends	0.03	0.15	(80.0)%	0.12	0.60	(80.0)%

Shareholders’ equity	8.88	8.52	4.2%	8.88	8.52	4.2%
Shareholders’ equity (tangible)	5.75	5.33	7.9%	5.75	5.33	7.9%

SELECTED FINANCIAL RATIOS:

Return on average assets	0.59%	(2.51)%		0.45%	(0.04)%
Return on average common shareholders’ equity	4.91%	(25.56)%		3.54%	(0.38)%
Return on average common shareholders’ equity (tangible)	7.96%	(4.71)%		5.96%	9.33%
Net interest margin	3.67%	3.68%		3.52%	3.70%
Efficiency ratio	54.61%	56.57%		57.70%	56.31%
Tangible common equity to tangible assets	6.30%	5.97%		6.30%	5.97%
Non-performing assets to total assets	1.83%	1.35%		1.83%	1.35%

N/A - Not applicable

N/M - Not meaningful

FULTON FINANCIAL CORPORATION

CONDENSED CONSOLIDATED ENDING BALANCE SHEETS (UNAUDITED)

dollars in thousands

				% Change from
	December 31 2009	December 31 2008	September 30 2009	December 31 2008	September 30 2009
ASSETS
Cash and due from banks	$284,508	$331,164	$252,004	(14.1)%	12.9%
Loans held for sale	85,384	95,840	84,766	(10.9)%	0.7%
Other interest-earning assets	16,591	21,710	24,048	(23.6)%	(31.0)%
Investment securities	3,267,086	2,724,841	3,274,399	19.9%	(0.2)%
Loans, net of unearned income	11,972,424	12,042,620	11,968,246	(0.6)%	—
Allowance for loan losses	(256,698)	(173,946)	(234,511)	47.6%	9.5%

Net Loans	11,715,726	11,868,674	11,733,735	(1.3)%	(0.2)%
Premises and equipment	204,203	202,657	204,520	0.8%	(0.2)%
Accrued interest receivable	58,515	58,566	60,433	(0.1)%	(3.2)%
Goodwill and intangible assets	552,563	557,833	554,041	(0.9)%	(0.3)%
Other assets	451,059	323,821	338,763	39.3%	33.1%

Total Assets	$16,635,635	$16,185,106	$16,526,709	2.8%	0.7%

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits	$12,097,914	$10,551,916	$12,032,680	14.7%	0.5%
Short-term borrowings	868,940	1,762,770	722,618	(50.7)%	20.2%
Federal Home Loan Bank advances and long-term debt	1,540,773	1,787,797	1,650,870	(13.8)%	(6.7)%
Other liabilities	191,526	222,976	196,778	(14.1)%	(2.7)%

Total Liabilities	14,699,153	14,325,459	14,602,946	2.6%	0.7%
Preferred stock	370,290	368,944	369,950	0.4%	0.1%
Common shareholders’ equity	1,566,192	1,490,703	1,553,813	5.1%	0.8%

Total Shareholders’ Equity	1,936,482	1,859,647	1,923,763	4.1%	0.7%

Total Liabilities and Shareholders’ Equity	$16,635,635	$16,185,106	$16,526,709	2.8%	0.7%

LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
Loans, by type:
Real estate - commercial mortgage	$4,292,300	$4,016,700	$4,186,654	6.9%	2.5%
Commercial - industrial, financial and agricultural	3,699,198	3,635,544	3,719,966	1.8%	(0.6)%
Real estate - home equity	1,644,260	1,695,398	1,651,711	(3.0)%	(0.5)%
Real estate - construction	978,267	1,269,330	1,029,079	(22.9)%	(4.9)%
Real estate - residential mortgage	921,741	972,797	930,207	(5.2)%	(0.9)%
Consumer	360,698	365,692	375,685	(1.4)%	(4.0)%
Leasing and other	75,960	87,159	74,944	(12.8)%	1.4%

Total Loans, net of unearned income	$11,972,424	$12,042,620	$11,968,246	(0.6)%	—

Deposits, by type:
Noninterest-bearing demand	$2,012,837	$1,653,440	$1,932,382	21.7%	4.2%
Interest-bearing demand	2,022,746	1,789,833	1,922,648	13.0%	5.2%
Savings deposits	2,748,467	2,010,526	2,732,284	36.7%	0.6%
Time deposits	5,313,864	5,098,117	5,445,366	4.2%	(2.4)%

Total Deposits	$12,097,914	$10,551,916	$12,032,680	14.7%	0.5%

Short-term borrowings, by type:
Federal funds purchased	$378,067	$1,147,673	$210,865	(67.1)%	79.3%
Customer repurchase agreements	259,459	255,796	252,842	1.4%	2.6%
Customer short-term promissory notes	231,414	356,788	258,911	(35.1)%	(10.6)%
Overnight borrowings and other	—	2,513	—	N/A	N/A

Total Short-term borrowings	$868,940	$1,762,770	$722,618	(50.7)%	20.2%

N/A - Not Applicable

FULTON FINANCIAL CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATION (UNAUDITED)

dollars in thousands, except per-share data

	Quarter Ended			% Change from		Year Ended December 31		% Change
	Dec 31 2009	Dec 31 2008	Sep 30 2009	Dec 31 2008	Sep 30 2009
						2009	2008
Interest Income:
Interest income	$194,942	$209,073	$197,861	(6.8)%	(1.5)%	$786,467	$867,494	(9.3)%
Interest expense	58,849	76,732	65,060	(23.3)%	(9.5)%	265,513	343,346	(22.7)%

Net Interest Income	136,093	132,341	132,801	2.8%	2.5%	520,954	524,148	(0.6)%
Provision for loan losses	45,020	65,000	45,000	(30.7)%	—	190,020	119,626	58.8%

Net Interest Income after Provision	91,073	67,341	87,801	35.2%	3.7%	330,934	404,522	(18.2)%
Other Income:
Service charges on deposit accounts	15,174	16,177	15,321	(6.2)%	(1.0)%	60,450	61,640	(1.9)%
Other service charges and fees	9,369	8,927	10,003	5.0%	(6.3)%	37,321	36,247	3.0%
Investment management and trust services	8,106	7,541	8,191	7.5%	(1.0)%	32,076	32,734	(2.0)%
Gains on sales of mortgage loans	3,880	3,085	2,778	25.8%	39.7%	22,644	10,332	119.2%
Investment securities gains (losses)	(1,872)	(28,339)	(45)	93.4%	N/M	1,079	(58,241)	N/M
Gain on sale of credit card portfolio	—	—	—	—	—	—	13,910	N/A
Other	4,628	3,020	4,932	53.2%	(6.2)%	19,186	14,434	32.9%

Total Other Income	39,285	10,411	41,180	277.3%	(4.6)%	172,756	111,056	55.6%
Other Expenses:
Salaries and employee benefits	53,623	48,771	54,086	9.9%	(0.9)%	218,812	213,557	2.5%
Net occupancy expense	10,612	11,240	10,165	(5.6)%	4.4%	42,040	42,239	(0.5)%
FDIC insurance expense	4,841	1,878	5,244	157.8%	(7.7)%	26,579	4,562	482.6%
Equipment expense	3,160	3,425	3,281	(7.7)%	(3.7)%	12,820	13,332	(3.8)%
Marketing	2,638	3,746	1,982	(29.6)%	33.1%	8,915	13,267	(32.8)%
Data processing	2,228	3,209	3,121	(30.6)%	(28.6)%	11,328	12,813	(11.6)%
Intangible amortization	1,421	1,776	1,429	(20.0)%	(0.6)%	5,747	7,162	(19.8)%
Operating risk loss	867	5,200	338	(83.3)%	156.5%	7,550	24,308	(68.9)%
Goodwill impairment	—	90,000	—	N/A	—	—	90,000	N/A
Other	20,980	21,629	20,164	(3.0)%	4.0%	80,567	75,385	6.9%

Total Other Expenses	100,370	190,874	99,810	(47.4)%	0.6%	414,358	496,625	(16.6)%

Income (Loss) Before Income Taxes	29,988	(113,122)	29,171	N/M	2.8%	89,332	18,953	371.3%
Income tax expense (benefit)	5,606	(11,255)	5,825	N/M	(3.8)%	15,408	24,570	(37.3)%

Net Income (Loss)	24,382	(101,867)	23,346	N/M	4.4%	73,924	(5,617)	N/M
Preferred stock dividends and discount accretion	(5,046)	(463)	(5,046)	N/M	—	(20,169)	(463)	N/M

Net Income (Loss) Available to Common Shareholders	$19,336	$(102,330)	$18,300	N/M	5.7%	$53,755	$(6,080)	N/M

PER COMMON SHARE:

Net income (loss):
Basic	$0.11	$(0.58)	$0.10	N/M	10.0%	$0.31	$(0.03)	N/M
Diluted	0.11	(0.58)	0.10	N/M	10.0%	0.31	(0.03)	N/M
Cash dividends	$0.03	$0.15	$0.03	(80.0)%	—	$0.12	$0.60	(80.0)%
Shareholders’ equity	8.88	8.52	8.82	4.2%	0.7%	8.88	8.52	4.2%
Shareholders’ equity (tangible)	5.75	5.33	5.68	7.9%	1.2%	5.75	5.33	7.9%

Weighted average shares (basic)	175,988	174,889	175,783	0.6%	0.1%	175,662	174,236	0.8%
Weighted average shares (diluted)	176,413	174,889	176,078	0.9%	0.2%	175,943	174,236	1.0%
Shares outstanding, end of period	176,364	175,044	176,149	0.8%	0.1%	176,364	175,044	0.8%

SELECTED FINANCIAL RATIOS:

Return on average assets	0.59%	(2.51)%	0.56%			0.45%	(0.04)%
Return on average common shareholders’ equity	4.91%	(25.56)%	4.78%			3.54%	(0.38)%
Return on average common shareholders’ equity (tangible)	7.96%	(4.71)%	7.91%			5.96%	9.33%
Net interest margin	3.67%	3.68%	3.55%			3.52%	3.70%
Efficiency ratio	54.61%	56.57%	55.33%			57.70%	56.31%

N/A - Not applicable

N/M - Not meaningful

FULTON FINANCIAL CORPORATION

CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)

dollars in thousands

	Quarter Ended
	December 31, 2009			December 31, 2008			September 30, 2009
	Average Balance	Interest (1)	Yield/ Rate	Average Balance	Interest (1)	Yield/ Rate	Average Balance	Interest (1)	Yield/ Rate
ASSETS

Interest-earning assets:
Loans, net of unearned income	$11,989,314	$163,972	5.43%	$11,960,067	$178,096	5.93%	$11,913,581	$163,915	5.46%
Taxable investment securities	2,580,754	27,297	4.23%	2,086,808	26,106	5.00%	2,722,751	29,376	4.31%
Tax-exempt investment securities	406,088	5,767	5.68%	516,045	7,073	5.48%	436,209	6,101	5.59%
Equity securities	144,071	851	2.35%	154,660	797	2.05%	132,176	632	1.90%

Total Investment Securities	3,130,913	33,915	4.33%	2,757,513	33,976	4.93%	3,291,136	36,109	4.39%

Loans held for sale	74,438	951	5.11%	64,096	975	6.08%	102,367	1,550	6.06%
Other interest-earning assets	22,745	56	0.98%	23,889	124	2.08%	24,348	51	0.83%

Total Interest-earning Assets	15,217,410	198,894	5.20%	14,805,565	213,171	5.74%	15,331,432	201,625	5.23%

Noninterest-earning assets:
Cash and due from banks	318,472			317,571			301,875
Premises and equipment	203,699			200,918			204,416
Other assets	987,094			960,606			959,628
Less: allowance for loan losses	(250,871)			(150,266)			(234,446)

Total Assets	$16,475,804			$16,134,394			$16,562,905

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Demand deposits	$1,969,681	$2,099	0.42%	$1,727,874	$2,630	0.61%	$1,883,087	$2,119	0.45%
Savings deposits	2,772,340	5,546	0.79%	2,070,931	6,124	1.18%	2,556,717	5,187	0.80%
Time deposits	5,415,169	31,454	2.30%	4,818,068	41,553	3.43%	5,554,349	36,519	2.61%

Total Interest-bearing Deposits	10,157,190	39,099	1.53%	8,616,873	50,307	2.32%	9,994,153	43,825	1.74%

Short-term borrowings	618,087	584	0.37%	2,251,571	5,998	1.05%	863,281	835	0.38%
Federal Home Loan Bank advances and long-term debt	1,589,839	19,166	4.78%	1,798,688	20,427	4.53%	1,695,427	20,400	4.77%

Total Interest-bearing Liabilities	12,365,116	58,849	1.89%	12,667,132	76,732	2.41%	12,552,861	65,060	2.06%

Noninterest-bearing liabilities:
Demand deposits	1,991,210			1,643,118			1,922,460
Other	185,817			196,004			198,314

Total Liabilities	14,542,143			14,506,254			14,673,635
Shareholders’ equity	1,933,661			1,628,140			1,889,270

Total Liabilities and Shareholders’ Equity	$16,475,804			$16,134,394			$16,562,905

Net interest income/net interest margin (fully taxable equivalent)		140,045	3.67%		136,439	3.68%		136,565	3.55%

Tax equivalent adjustment		(3,952)			(4,098)			(3,764)

Net interest income		$136,093			$132,341			$132,801

(1)	Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.

AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:

	Quarter Ended			% Change from
	December 31 2009	December 31 2008	September 30 2009	December 31 2008	September 30 2009
Loans, by type:
Real estate - commercial mortgage	$4,240,436	$3,965,734	$4,158,802	6.9%	2.0%
Commercial - industrial, financial and agricultural	3,713,926	3,588,657	3,667,854	3.5%	1.3%
Real estate - home equity	1,645,524	1,673,570	1,651,400	(1.7)%	(0.4)%
Real estate - construction	1,018,057	1,284,289	1,050,359	(20.7)%	(3.1)%
Real estate - residential mortgage	925,660	977,582	933,943	(5.3)%	(0.9)%
Consumer	370,258	378,686	371,676	(2.2)%	(0.4)%
Leasing and other	75,453	91,549	79,547	(17.6)%	(5.1)%

Total Loans, net of unearned income	$11,989,314	$11,960,067	$11,913,581	0.2%	0.6%

Deposits, by type:
Noninterest-bearing demand	$1,991,210	$1,643,118	$1,922,460	21.2%	3.6%
Interest-bearing demand	1,969,681	1,727,874	1,883,087	14.0%	4.6%
Savings deposits	2,772,340	2,070,931	2,556,717	33.9%	8.4%
Time deposits	5,415,169	4,818,068	5,554,349	12.4%	(2.5)%

Total Deposits	$12,148,400	$10,259,991	$11,916,613	18.4%	1.9%

Short-term borrowings, by type:
Federal funds purchased	$101,349	$1,426,618	$348,444	(92.9)%	(70.9)%
Customer repurchase agreements	260,962	244,633	254,789	6.7%	2.4%
Customer short-term promissory notes	255,776	391,781	259,534	(34.7)%	(1.4)%
Overnight borrowings and other	—	188,539	514	N/A	N/A

Total Short-term borrowings	$618,087	$2,251,571	$863,281	(72.5)%	(28.4)%

N/A - Not applicable

FULTON FINANCIAL CORPORATION

CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)

dollars in thousands

	Year Ended December 31
	2009			2008
	Average Balance	Interest (1)	Yield/Rate	Average Balance	Interest (1)	Yield/Rate
ASSETS
Interest-earning assets:
Loans, net of unearned income	$11,975,899	$655,384	5.47%	$11,595,243	$732,533	6.32%
Taxable investment securities	2,548,810	112,945	4.43%	2,228,204	110,220	4.95%
Tax-exempt investment securities	451,828	25,180	5.57%	512,920	27,904	5.44%
Equity securities	137,070	2,917	2.13%	183,216	6,520	3.56%

Total Investment Securities	3,137,708	141,042	4.50%	2,924,340	144,644	4.95%
Loans held for sale	105,067	5,390	5.13%	93,085	5,701	6.12%
Other interest-earning assets	21,255	196	0.92%	21,503	586	2.71%

Total Interest-earning Assets	15,239,929	802,012	5.27%	14,634,171	883,464	6.04%

Noninterest-earning assets:
Cash and due from banks	305,410			318,524
Premises and equipment	203,865			197,967
Other assets	952,597			951,270
Less: allowance for loan losses	(221,128)			(125,061)

Total Assets	$16,480,673			$15,976,871

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Demand deposits	$1,857,081	$7,995	0.43%	$1,714,029	$13,168	0.77%
Savings deposits	2,425,864	19,487	0.80%	2,152,158	28,520	1.32%
Time deposits	5,507,090	153,344	2.78%	4,502,399	170,426	3.79%

Total Interest-bearing Deposits	9,790,035	180,826	1.85%	8,368,586	212,114	2.53%

Short-term borrowings	1,043,279	3,777	0.36%	2,336,526	50,091	2.12%
Federal Home Loan Bank advances and long-term debt	1,712,630	80,910	4.72%	1,822,115	81,141	4.45%

Total Interest-bearing Liabilities	12,545,944	265,513	2.12%	12,527,227	343,346	2.74%

Noninterest-bearing liabilities:
Demand deposits	1,847,090			1,647,942
Other	198,078			191,874

Total Liabilities	14,591,112			14,367,043

Shareholders’ equity	1,889,561			1,609,828

Total Liabilities and Shareholders’ Equity	$16,480,673			$15,976,871

Net interest income/net interest margin (fully taxable equivalent)		536,499	3.52%		540,118	3.70%

Tax equivalent adjustment		(15,545)			(15,970)

Net interest income		$520,954			$524,148

(1)	Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.

AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:

	Year Ended December 31
	2009	2008	% Change

Loans, by type:
Real estate - commercial mortgage	$4,135,486	$3,747,240	10.4%
Commercial - industrial, financial and agricultural	3,673,654	3,525,629	4.2%
Real estate - home equity	1,665,834	1,597,207	4.3%
Real estate - construction	1,111,863	1,320,418	(15.8)%
Real estate - residential mortgage	938,187	918,658	2.1%
Consumer	368,651	399,281	(7.7)%
Leasing and other	82,224	86,810	(5.3)%

Total Loans, net of unearned income	$11,975,899	$11,595,243	3.3%

Deposits, by type:
Noninterest-bearing demand	$1,847,090	$1,647,942	12.1%
Interest-bearing demand	1,857,081	1,714,029	8.3%
Savings deposits	2,425,864	2,152,158	12.7%
Time deposits	5,507,090	4,502,399	22.3%

Total Deposits	$11,637,125	$10,016,528	16.2%

Short-term borrowings, by type:
Federal funds purchased	$453,268	$1,328,888	(65.9)%
Customer short-term promissory notes	287,231	454,473	(36.8)%
Customer repurchase agreements	254,662	227,130	12.1%
Federal Reserve Bank borrowings	46,137	—	N/A
Overnight borrowings and other	1,981	326,035	(99.4)%

Total Short-term borrowings	$1,043,279	$2,336,526	(55.3)%

N/A - Not applicable

FULTON FINANCIAL CORPORATION

ASSET QUALITY INFORMATION (UNAUDITED)

dollars in thousands

	Quarter Ended			Year Ended December 31
	December 31	December 31	September 30
	2009	2008	2009	2009	2008
ALLOWANCE FOR CREDIT LOSSES:
Balance at beginning of period	$241,721	$141,829	$220,954	$180,137	$112,209
Loans charged off:
Real estate - construction	(12,017)	(11,877)	(9,356)	(44,909)	(14,891)
Commercial - industrial, agricultural and financial	(10,078)	(6,392)	(7,787)	(34,761)	(18,592)
Real estate - commercial mortgage	(2,055)	(4,688)	(3,554)	(15,530)	(7,516)
Real estate - residential mortgage and home equity	(2,224)	(2,899)	(1,065)	(7,056)	(5,868)
Consumer	(3,103)	(1,450)	(2,527)	(10,770)	(5,188)
Leasing and other	(1,366)	(1,033)	(1,637)	(6,048)	(4,804)

Total loans charged off	(30,843)	(28,339)	(25,926)	(119,074)	(56,859)
Recoveries of loans charged off:
Real estate - construction	842	—	26	1,194	17
Commercial - industrial, agricultural and financial	25	770	444	1,679	1,795
Real estate - commercial mortgage	8	56	493	536	286
Real estate - residential mortgage and home equity	1	5	1	150	143
Consumer	384	465	354	1,678	1,487
Leasing and other	395	351	375	1,233	1,433

Recoveries of loans previously charged off	1,655	1,647	1,693	6,470	5,161

Net loans charged off	(29,188)	(26,692)	(24,233)	(112,604)	(51,698)
Provision for loan losses	45,020	65,000	45,000	190,020	119,626

Balance at end of period	$257,553	$180,137	$241,721	$257,553	$180,137

Net charge-offs to average loans (annualized)	0.97%	0.89%	0.81%	0.94%	0.45%

NON-PERFORMING ASSETS:
Non-accrual loans	$238,360	$161,962	$228,961
Loans 90 days past due and accruing	43,359	35,177	52,797

Total non-performing loans	281,719	197,139	281,758
Other real estate owned	23,309	21,855	19,151

Total non-performing assets	$305,028	$218,994	$300,909

NON-PERFORMING LOANS, BY TYPE:
Real estate - construction	$92,841	$80,083	$104,789
Commercial - industrial, agricultural and financial	69,604	40,294	63,217
Real estate - commercial mortgage	61,052	41,745	54,930
Real estate - residential mortgage and home equity	45,748	26,304	46,192
Consumer	12,319	8,374	12,292
Leasing	155	339	338

Total non-performing loans	$281,719	$197,139	$281,758

ASSET QUALITY RATIOS:
Non-accrual loans to total loans	1.99%	1.34%	1.91%
Non-performing assets to total loans and OREO	2.54%	1.82%	2.51%
Non-performing assets to total assets	1.83%	1.35%	1.82%
Allowance for credit losses to loans outstanding	2.15%	1.50%	2.02%
Allowance for credit losses to non-performing loans	91.42%	91.38%	85.79%
Non-performing assets to tangible common shareholders’ equity and allowance for credit losses	23.99%	19.68%	24.24%